Contingent assets and liabilities	12 Months Ended
Dec. 31, 2019
Contingent assets and liabilities
Contingent assets and liabilities

27. Contingent assets and liabilities

On March 13, 2014, we announced the signing of a definitive agreement to sell the service division operations to Charles River Laboratories International, Inc. or CRL for a total consideration of up to €134 million. CRL agreed to pay us an immediate cash consideration of €129 million. The potential earn-out of €5 million due upon achievement of a revenue target 12 months after transaction closing was not achieved. Approximately 5% of the total consideration, including price adjustments, was being held on an escrow account. Four claims have been introduced by CRL, which have all been settled for a total amount of €1.3 million. In the first half of 2017 the remaining balance of €6.6 million was released in full, as final agreement between the parties was reached.

Following the divestment, we remained guarantor until early February 2017 in respect of the lease obligations for certain U.K. premises. Finally, following common practice, we have given customary representations and warranties which are capped and limited in time (since April 1, 2016, CRL can only introduce a claim covered by the Tax Deed (during a period of 5 years), other claims related to the sale cannot be submitted anymore).

In December 2015, we entered into a license and collaboration agreement to co-develop filgotinib with Gilead in rheumatoid arthritis, Crohn’s disease, ulcerative colitis and other indications. Due to the revised license and collaboration agreement related to filgotinib, that became effective in August 2019, we are responsible for funding 50% of the associated global development costs of the program. We have retained a mechanism to give us cost protection as we are no longer obliged to bear any further costs if they exceed the joint predetermined level. In addition, we are eligible to receive $640 million in development and regulatory milestones, sales-based milestone payments of up to $600 million and tiered royalties ranging from 20-30% payable in territories outside of Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain and the United Kingdom. In addition, we achieved two milestones in December 2019 totaling $30 million.

As a result of the Option, License and Collaboration agreement signed with Gilead in July 2019, we share further development costs for GLPG1690 equally with Gilead. We are also entitled to an additional milestone for GLPG1690 upon approval in the United States and we are eligible to receive tiered royalties ranging from 20-24% on net sales of GLPG1690 by Gilead in all countries outside Europe.

As explained in the summary of the significant transaction in note 2 to our consolidated financial statements, Gilead received exclusive option rights to acquire a license on compounds. Exercising such an option would trigger an opt-in payment, a 50-50 cost share mechanism for the future development activities, development and sales milestones and royalties.